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1 Cautionary statements This presentation contains forward-looking statements that are subject to known and unknown risks and uncertainties, many of which are beyond our control. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements appearing throughout this presentation include, without limitation, statements regarding our intentions, beliefs, assumptions or current expectations concerning, among other things, financial position; results of operations; cash flows; prospects; growth strategies or expectations; customer retention; the outcome (by judgment or settlement) and costs of legal, administrative or regulatory proceedings, investigations or inspections, including, without limitation, collective, representative or any other litigation; and the impact of prevailing economic conditions. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” and other comparable terms. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition and cash flows, and the development of the market in which we operate, are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. A number of important factors, including, without limitation, the risks and uncertainties discussed under the captions “Risk Factors” and Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2017, filed with the U.S. Securities and Exchange Commission on August 8, 2017 (File No. 001-37793), could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. Because of these risks, we caution that you should not place undue reliance on any of our forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us. Further, any forward-looking statement speaks only as of the date on which it is made. We undertake no obligation to revise the forward-looking statements in this presentation after the date of this presentation. Market data and industry information used throughout this presentation are based on management’s knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management’s review of independent industry surveys, forecasts and publications and other publicly available information prepared by a number of third party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations which we believe to be reasonable, and you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. We present Adjusted net sales, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted net income, Adjusted earnings per share, Net debt (total debt less cash and cash equivalents), and Leverage ratio (net debt or total debt less cash and cash equivalents, over Adjusted EBITDA on trailing twelve month basis) to help us describe our operating and financial performance. Adjusted net sales, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted net income, Adjusted earnings per share, and Leverage ratio are non-GAAP financial measures commonly used in our industry and have certain limitations and should not be construed as alternatives to net income, net sales and other income data measures (as determined in accordance with generally accepted accounting principles in the United States, or GAAP), or as better indicators of operating performance. Adjusted net sales, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted net income, Adjusted earnings per share, Net debt (total debt less cash and cash equivalents), and Leverage ratio (net debt or total debt less cash and cash equivalents over Adjusted EBITDA on a trailing twelve month basis), as defined by us may not be comparable to similar non-GAAP measures presented by other issuers. Our presentation of such measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. See the appendix to this presentation for a reconciliation of Adjusted EBITDA to net income, Adjusted net income to adjusted net income per share, and net debt over Adjusted EBITDA on a trailing twelve month basis. Fiscal Periods - The Company has a fiscal year that ends on September 30th. It is the Company's practice to establish quarterly closings using a 4-5-4 calendar. The Company's fiscal quarters end on the last Friday in December, March and June.

Leading Electrical Raceway and Mechanical Products & Solutions provider

- **#1 or #2** market positions in most of our products[1]
- **Offer must-stock products** to distribution and OEM customers via single integrated platform
- **Established reputation** as an **industry leader** in quality, availability, delivery, value and innovation
- Organized into two **complementary segments:** Electrical Raceway and Mechanical Products & Solutions ("MP&S")
- **U.S.-centric player** with **large addressable market** and close adjacent opportunities

Net Sales Breakdown Estimates



By reportable segment
Mechanical Products & Solutions 34%
Electrical Raceway 66%
By end market
Other 6%
Int'l 8%
OEM 16%
U.S. Construction 70%

LTM June 30, 2017 net sales: **$1,524mm**

Strong recent financial performance (Adjusted EBITDA)[2]



($mm)
15.5% +490bps
$235
$164
Full year
15.0% (23bps)
$228 $229
LTM June5
FY 2015
FY 2016
FY 2017
Adj. EBITDA margin / Y-o-Y margin change

Addressable market opportunity[3]



Electrical Raceway
$78 Billion
U.S. electrical products market
$13 Billion
Electrical raceway market
$1bn4
Mechanical Products & Solutions
$3.8 Billion
U.S. mechanical products & solutions market
$500mm4

Note: Fiscal year financials unless otherwise noted as LTM.
[1] Based on U.S. Adjusted net sales as of LTM June 30, 2017.
[2] See non-GAAP reconciliations in Appendix.
[3] Management estimates based on market data and industry knowledge.
[4] Atkore management estimates based on U.S. Adjusted net sales relative to the estimated U.S. addressable market size.
[5] As of LTM June 24, 2016 and LTM June 30, 2017, respectively.

atkore INTERNATIONAL

2

3 Cable Tray, Wire Basket Tray & Cable Ladder Armored Cable, Luminary Cable & Fittings Metal Framing & Fittings Flexible Electrical Conduit and Liquidtight Flexible Metal Conduit & Fittings PVC Electrical Conduit & Fittings Metal Electrical Conduit & Fittings In-Line Galvanized Mechanical Tube Atkore all around you

4 $86 $107 $175 $179 9% 11% 18% 18% 6% 8% 10% 12% 14% 16% 18% 20% FY 2014 FY 2015 FY 2016 LTM June 30, 2017 Adjusted EBITDA ($mm) Adjusted EBITDA Margin PVC Electrical Conduit & Fittings 24% Armored Cable & Fittings 36% Other 5% Metal Electrical Conduit & Fittings 35% Atkore’s Electrical Raceway segment LTM June 30, 2017 net sales by product category Adjusted EBITDA evolution ($mm) Products that deploy, isolate and protect a structure’s electrical circuitry from the original power source to the final outlet ■ Must-stock products for over 13,000 U.S. electrical distributor branches ■ Range of solutions offers customers convenient and efficient purchasing ■ Unique ability to co-load and bundle Electrical Raceway products provides substantial competitive advantage ■ Industry leading quality, availability, delivery and innovation Core products and market positions Principal brands: Armored CablePVC ConduitSteel Conduit #2 #2#1 Flexible and Liquidtight Conduit Cable Tray, Cable Ladder & Fittings #3 #3 1 1 Other represents total Electrical Raceway net sales for LTM June 30. 2017 ($1,012mm) less Armored Cable & Fittings ($368mm), Metal Electrical Conduit & Fittings ($356mm) and PVC Electrical Conduit & Fittings ($266mm). LTM June 30, 2017 net sales: $1,012mm

5 Metal Framing and Fittings 37% Mechanical Pipe 42% Other 21% ■ Comprehensive offering of metal framing and in-line galvanized tubular products ■ Offer critical combination of metal framing, value-added fittings and construction services to industrial and electrical distributors ■ ~60% of framing used to mount Electrical Raceway products ■ One of only two companies in the U.S. that manufacture and market in-line galvanized tubular products on a national basis ■ 90% of in-line galvanized tubular products are sold directly or indirectly to OEMs Atkore’s Mechanical Products & Solutions segment LTM June 30, 2017 Adjusted net sales by product category Products and services that frame, support and secure component parts in a broad range of structures, equipment and systems in electrical, industrial and construction applications Core products and market positions Principal brands: Metal Framing & Related Fittings In-Line Galvanized Mechanical Tube #1#2 Adjusted EBITDA evolution ($mm) $60 $80 $89 $78 11% 15% 17% 15% 8% 10% 12% 14% 16% 18% 20% FY 2014 FY 2015 FY 2016 LTM June 30, 2017 Adjusted EBITDA ($mm) Adjusted EBITDA Margin 1 1 Other represents total MP&S Adjusted net sales for LTM June 30, 2017 ($512mm) less Mechanical Pipe ($215mm) and Metal Framing and Fittings ($188mm). LTM June 30, 2017 net sales $512mm

Atkore's significant transformation

2011	2011 - 2017	Atkore strategy
■ Limited strategic vision ■ Little customer coordination ■ Underperforming leadership ■ No growth or M&A strategy	■ **Leading** market positions/brands ■ **Upgraded over 90% of leadership** ■ Developed **clear strategy** ■ Implemented **Atkore Business System** ("ABS") ■ **Transformed portfolio** (9 acquisitions and 6 divestitures / closures) ■ Invested in **new product development** ■ Improved **quality, delivery & service** ■ **Reduced** fixed overhead	■ **Drive growth** – Market position expansion – New product innovation – M&A growth execution ■ **Expand margin** – Strategic and tactical pricing – Mix driven by innovation and pricing – Raw material and material usage savings – Manufacturing productivity savings – Volume leverage ■ **Deliver cash flow** – Strong cash flow from earnings – Limited CapEx requirements – Efficient Working Capital Management

Proven track record with majority of growth from initiatives in Atkore's control

Portfolio evolution


FY 2011[1]
Divested Businesses 26%
Electrical Raceway 44%
MP&S 30%
LTM June 30, 2017[1]
MP&S 34%
Electrical Raceway 66%

Adjusted EBITDA margin evolution


5.9%
15.0%
20%+
FY 2011 Adjusted EBITDA margin
Portfolio
Commodity
Strategic pricing and mix management
Productivity
LTM Jun '17 Adjusted EBITDA margin
Further opportunity
Illustrative long-term Adj. EBITDA margin 2

[1] Based on net sales.
[2] Illustrative. Actual results may vary.

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atkore INTERNATIONAL

7 The foundation for our improvement... ■ Market Intelligence, Benchmarking and VOC Analysis ■ Market-based Evergreen Strategy ■ Dynamic Portfolio Management ■ Dynamic Product Management ■ Active Account and Channel Strategy ■ Culture of Customer Centric Innovation ■ Engagement and Alignment ■ Communication ■ Workforce Planning and Talent Acquisition ■ Performance Management ■ Leadership Development ■ Aligned Incentives and Compensation ■ Recognition ■ Continuous Improvement Methodologies ■ Visual Workplace and Lean Daily Management ■ Built in Quality ■ Information and Material Flow ■ Equipment Availability and Reliability ■ Commercial Processes Strategy Process People  Adjusted EBITDA margin increased 880bps1  Defective parts per million down 84%1  Perfect order rate increased from 81% to 95%1 ABS driving performance 1 From FY 2011 to LTM June 30, 2017.

8 Name / Position Relevant Experience Electrical Industry Experience Experience Gained With John P. Williamson President & Chief Executive Officer 31 years 17 years James A. Mallak Chief Financial Officer 31 years 5 years Peter Lariviere President, Cable Solutions 26 years 11 years Bill Waltz Group President, Electrical Raceway 28 years 3 years Mike Schulte Group President, Mechanical Products & Solutions 21 years 3 years Rodney Long Senior Vice President of Sales 27 years 30 years Gary Uren Vice President, Business Development & Strategy 30 years 36 years Kevin Fitzpatrick Vice President, Global Human Resources 26 years 6 years Lisa Winter Vice President, Corporate Communications 23 years 11 years Dan Kelly Vice President, General Counsel & Secretary 30 years 3 years Steve Robins Vice President, Strategic Sourcing 23 years 8 years Keith Whisenand Vice President, Investor Relations 21 years 1 year ...supported by a team built to outperform

9 Investment highlights Leading market positions and strong brands Superior customer value proposition with a compelling portfolio Significant scale providing barriers to entry Focused growth strategy to attack substantial market opportunity a. Capitalize on attractive end-market growth dynamics b. Grow market share with new and existing customers c. Execute on strategic pricing and mix opportunities d. Expand product offering through innovation e. Pursue M&A to deliver incremental growth Strong profitability with clear runway for further improvement 1 2 3 4 a 5 Strong company Growth upside Momentum & runway for results

10 Leading market positions and strong brands1 Leading market positions in each of our core businesses #2 #1 #2 #1 #2 Rank 35% 35% 36% 80% 21% Market share1 Steel Conduit PVC Conduit Armored Cable In-line Galvanized Mechanical Tube Metal Framing and Related Fittings 1 Management estimates based on market data and industry knowledge. Market share is based on U.S. Adjusted net sales relative to the estimated U.S. addressable market size, as of FY 2017.

11 Global Electrical Distributors Independent Electrical Distributors Industrial Distributors & Big Box Retail ■ Brands and reputation ■ Product breadth ■ Bundling, co-loading and value-add advantages ■ Quality, availability, delivery and service 2 Value proposition Blue chip customer base Superior customer value proposition with a compelling portfolio

12 3 Industry-leading scale that allows us to provide:  Broad portfolio of products, enabling us to deliver integrated source-to-outlet electrical solutions  Value-added reliable service and on-time delivery solidifying our customer value proposition  Difficult-to-replicate manufacturing technologies such as in-line galvanizing  Significant scale provides procurement advantages from bulk buying raw materials Manufacturing and distribution footprint well positioned in the largest electrical products markets across the U.S. Source: Disc Corporation Manufacturing & Distribution Sales Agent Distribution Only Atkore footprint >$5bn >$1bn; <$2bn >$2bn; <$5bn <$1bn U.S. Electrical distributor sales Significant scale providing barriers to entry

13 4 a) Capitalize on attractive end-market growth dynamics b) Grow market share with new and existing customers c) Execute on strategic pricing and mix opportunities d) Expand product offering through innovation e) Pursue M&A to deliver incremental growth Focused growth strategy to attack substantial market opportunity $0.5bn2 $3.8bn U.S. Mechanical Products &Solutions market Electrical Raceway Mechanical Products & Solutions $1bn2 $13bn U.S. Electrical Raceway market Substantial addressable market opportunity1 1 Management estimates based on market data and industry knowledge. 2 Atkore management estimates based on U.S. Adjusted net sales relative to the estimated U.S. addressable market size, as of LTM June 30, 2017.

14 OEM 16% International 8% Other 6% U.S. construction 70% MR&R 23% New residential construction 16% Infrastructure 5% New non- residential construction 56% Atkore is geared to U.S. non-residential construction 11% 10% 8% 7% 4% Source: Dodge Data & Analytics as of August 2017. 1 MR&R includes non-residential and residential markets. 4a LTM June 30, 2017 net sales by end market U.S. construction 1 Capitalize on attractive end-market growth dynamics  Non-residential construction remains well below long-term average levels  Atkore to continue to benefit from long-term secular trends: ‒ Digitization of buildings – LED lighting and automation ‒ Data center growth Near-term growth outlook Overall non-residential: 3% Medium to long-term growth outlook  Modest (low single-digit) non- residential recovery expected over next fiscal year  Upside from exposure to higher- growth non-residential verticals  Sluggish industrial recovery providing headwinds in FY ’17 Benefitting from high-growth non-resi sub-sectors (2017 – 2019 CAGR)

4b Grow market share with new and existing customers

		Strategy	Impact
All strategic business units — Constant improvement **enabled by ABS**	**All customers**	✓ **Segment** by 13 SBUs ✓ **Incentivize** each SBU General Manager **to serve and grow** with top customers ✓ **Provide** each SBU with necessary **resources**	***Adjusted EBITDA growth in 12 of 13 SBUs*** *in FY 2016*
Electrical Raceway in focus — **Operational superiority** – quality, delivery, availability and ease	**Large national accounts**	✓ **Disproportionately grow with largest Electrical Distributors** that value our entire offering ✓ **One supplier** across broad product offering ✓ **Bundle rebates** to drive outcomes	***14% sales CAGR with top 5 customers*** *from FY 2014 – FY 2016*
	Regional and smaller independent distributors	✓ **Atkore Atvantage** – penetrate independents that value our **bundling and co-loading** ✓ **Price and new products** in exchange for entire full product portfolio	***24% increase in Atkore Atvantage sales*** *from FY 2015 – FY 2016*

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atkore INTERNATIONAL

4c Execute on strategic pricing and mix opportunities

	Step 1: **Develop capabilities**	Step 2: **Improve performance**	Step 3: **Optimize mix**	Step 4: **Complete roll-out**
Progress	(Launched in **2013**)	(Launched in 2011; hit **critical level** in **2015**)	(Launched in **2014**)	(Launched in **H2 2016**)
Description	Developing **mindset, skillset** and **toolset** on how to price effectively	Better **quality, delivery, availability** and **ease** of doing business	Shifting sales to **most favorable products, geographies** and **customers**	Leveraging **pricing across all business units** and **applying lessons learned** to MP&S
In action	**Situation**: Created Raceway pricing management tools **Action**: **Focused process enabled margin improvement** of 1,000bps for some products	**Situation**: Lost Mechanical Pipe business on price **Action**: **Re-won business at higher margin and volume** – competitor couldn't perform	**Situation**: Underperforming Raceway product category **Action**: Purposefully **shifted mix to higher value products** (increased margin by 500bps in some segments)	Opportunity to drive an **incremental 200 bps** of long-term Adj. EBITDA margin improvement

Over 500 bps of Adj. EBITDA margin improvement
(FY 2011 – FY 2016)

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atkore INTERNATIONAL

17 2016 ■ 9 new products (7 Electrical Raceway and 2 MP&S) A track record of successful innovation across businesses Luminary Cable example Opportunity RecognitionSolution ■ Demand for building and lighting automation due to increasing cost of electricity EC&M Magazine “Product of the Year” award for the Wire and Cable Category – May 2015 TED Magazine “Best of the Best” Award for Product Launch: Supplier over $250m category – August 2015 ■ Reduces installation labor cost by ~30%, saving $2,000 per 20,000 feet of cable installation on average 2009 ■ 2 new products (2 Metal Conduit) 2012 ■ 4 new products (Metal Framing, Metal Conduit, Armored Cable, and Cable Tray) 2013 ■ 6 new products (3 Metal Framing, 2 Cable Tray, and Armored Cable) 2015 ■ 4 new products (3 Metal Framing and Metal Conduit) Expand product offering through innovation Robust new product pipeline catalyzing incremental growth  ~80 total new products in the pipeline (all stages) ‒ 41 new Electrical Raceway products ‒ 37 new Mechanical Products & Solutions products  Focused on products delivering labor efficiencies and in high-growth markets 13 2 3 3 20 6 1 5 4 21 19 3 8 7 41 Stage 1:… Stage 2:… Stage 3:… Stage 4:… Stage 5:… Electrical Raceway MP&S(Number of new products) 4d

4e Pursue M&A to deliver incremental growth

Robust M&A capability...

- **9 acquisitions** and **6 divestitures / closures** completed since 2011
- **Proven ability to integrate acquisitions**
  - Strong track record of identifying and **realizing meaningful synergies** through seamless integration
- Strong balance sheet with **capacity for M&A**
- **Substantial M&A pipeline**
  - More than 50 total opportunities (all stages)

Three-pronged M&A strategy...

- Focused effort to **build out our Raceway and MP&S** positions
  - **Strengthening our value proposition** by continued development of our existing portfolio
  - Expanding into **higher margin adjacencies**
- **Leverage** our manufacturing **technology and capabilities** to expand into **new markets**
- **Leverage ABS, talent, culture & balance sheet**
  - Add a **new platform**

...developed through a history of successful acquisitions

2011	2012	2013	2014	2017
Razor Wire	FlexHead Industries	Ridgeline; Heritage Plastics	SCI	Flexicon; Marco; Cobra Systems

...2017 Acquisitions and Asset Purchases

	Revenue	Adjusted EBITDA	
Flexicon	~$24M	~$6M	Annual Impact
Marco	~$12M	~$3M	
Cobra Systems	Productive Asset Purchase; 2X capacity		

...with substantial market opportunities

	Market size	Current Atkore Presence	New Category
Electrical and Flexible Conduit	$4bn	✓	
Armored Cable		✓	
Electrical Fittings		✓	
Cable Management		✓	
Cable Accessories	$9bn		✓
Electrical Enclosures			✓
Raceway Tools			✓

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atkore INTERNATIONAL

19 15.0% 20%+ Atkore TTM June 30, 2017 Adj. EBITDA margin Strategic pricing and mix initiatives Productivity initiatives Other initiatives and upside Illustrative long-term Adj. EBITDA margin Strategic pricing and mix  Continued roll-out of strategic pricing to both Electrical Raceway and MP&S  Purchasing standard work Illustrative Atkore adjusted EBITDA margin opportunity Potential upside from key initiatives Productivity  Manufacturing excellence – conversion cost reduction and footprint optimization  Supply chain optimization – purchasing, warehousing, freight and logistics  SG&A and transactional productivity Other and upside  Share gains with most profitable customers  Incremental growth and margin uplift from new products  Highly synergistic M&A in existing and adjacent markets  Operating leverage as non-residential market returns to long-term averages Source: Management estimates. Note: Analysis is illustrative. Actual results may vary. Strong profitability with clear runway for further improvement

Financial overview

21 Financial Highlights – Q3 2017 ($’s in millions) Third Quarter YTD 2017 2016 Y/Y Change 2017 2016 Y/Y Change Net Sales $397.7 $395.7 0.5% $1,108.1 $1,107.1 $1.0 Net Income $27.5 $20.6 33.0% $63.8 $43.2 47.7% Adjusted EBITDA(1) $62.0 $67.2 (7.7%) $168.0 $173.6 (3.2%) Net Income Margin 6.9% 5.2% +170 bps 5.8% 3.9% +190 bps Adjusted EBITDA Margin(1) 15.6% 17.0% (140 bps) 15.1% 15.7% (60 bps) Net Income per Share $0.41 $0.33 24.2% $0.96 $0.69 39.1% Adjusted Net Income per Share(1) $0.44 $0.43 2.3% $1.07 $0.97 10.3% Market remained consistent with prior quarters; Forward indicators point to improvement over medium term Passing through YTD commodity inflation to market; Q3 pricing environment was more challenging in some products Adjusted EBITDA margin decline due to; • Dollar for dollar pass through of raw material inflation (100 bps) • Net price/mix vs cost, productivity, and cost management (40 bps) Closed two M&A transactions in quarter (1) See non-GAAP reconciliation in appendix Q3 Performance in line with our guidance

22 Electrical Raceway Segment – Q3 Highlights Average selling prices up 6% from pass through of material costs Volume down 3% driven by soft steel conduit market; PVC & Copper products showing low single digit growth Adjusted EBITDA margin decline due to; • Dollar for dollar pass through of raw material inflation (110 bps) • Net price/mix vs cost, productivity, and cost management (110 bps) Steel Conduit PVC Conduit Armored Cable Flexible and Liquidtight Conduit Cable Tray, Cable Ladder & Fittings ($’s in millions) Q3 2017 Q3 2016 Y/Y Change Net Sales $266.3 $259.8 2.5% Adjusted EBITDA $48.0 $52.4 (8.4%) Adjusted EBITDA Margin 18.0% 20.2% (220 bps) Non-Residential Construction Activity Improving Slower than Expected #3 #3#2 #2

23 Mechanical Products & Solutions Segment Highlights Price up 6% due to pass through of material cost increases and initiatives Volume down 9% due primarily to impact of solar comparison, soft agriculture vertical, and delays in datacenter projects Adjusted EBITDA margin decline due to; • Dollar for dollar pass through of raw material inflation (100 bps) • Net price/mix vs cost, productivity, and cost management (150 bps) ($’s in millions) Q3 2017 Q3 2016 Y/Y Change Net Sales $131.7 $136.5 (3.5%) Adjusted EBITDA $19.0 $23.0 (17.5%) Adjusted EBITDA Margin 14.4% 16.9% (250 bps) Metal Framing & Related Fittings In-Line Galvanized Mechanical Tube Construction Design & Services Acquisitions Completed to Strengthen UK Portfolio and Razor Wire Capacity #2 #1

24 U.S. Construction Market F2017EAverage20102007 Prior peak Trough 45-year average Today US Nonresidential building construction starts (millions of square feet ) 1,667 1,275 1,048 Historical US single-family and multi-family housing starts (thousands of dwellings) 2005 2009 F2017EAverage Prior peak Trough 45-year average Today 2,122 584 1,450 1,241 690 Source: Dodge Data & Analytics F2016 Prior Year 1,071 F2016 Prior Year 1,231 -(2.1%) +0.8% Key markets that drive Atkore volume • 60% US Nonresidential Construction • 10% US Residential Construction • 16% Original Equipment Manufacturers • 8% International Nonresidential Construction • 6% Other Atkore volumes are driven by Nonresidential construction starts in square feet vs. dollars August Dodge Data & Analytics forecast for nonresidential construction points to contraction in 2017 and growth in 2018 (Influences 60% of Net Sales) (Influences 10% of Net Sales) Actual and Projected Business Volumes linked to Market Activity

25 Strong balance sheet and cash flow 1 Based on an assumed interest rate. At December 30, 2016, assuming LIBOR exceeded 1.00%, each one percentage point change in interest rates would have resulted in a change of approximately $5.1 million in the annual interest expense on our New Term Loan Facility. 2Defined as total debt less cash and cash equivalents. See non-GAAP reconciliations in appendix. 3LTM June 30, 2017. Strong balance sheet ■ Completed refinancing transaction on December 22, 2016 ■ Refinanced existing first and second lien term loan with new $500mm first lien term loan and $155mm of cash on hand ‒ Maturity extended to December 2023 ‒ Covenant lite ■ $325mm undrawn ABL maturity extended to December 2021 ■ $16mm in annual interest savings1 ■ Net debt(2) / LTM June 30, 2017 Adjusted EBITDA of 1.7x ($mm) 6/30/2017 Cash and cash equivalents $96.2 Total Debt $492.1 CapEx $19.8 Net cash from operating activities $195.9 LTM Adjusted EBITDA(3) $229.4 Leverage Ratio Total debt / LTM Adjusted EBITDA(3) 2.1x Net debt(2) / LTM Adjusted EBITDA(3) 1.7x Leverage Ratio(1) 5.2x 3.5x 1.8x 1.7x FY 2014 FY 2015 FY 2016 LTM June 30, 2017 Cash flow generation ■ CapEx ‒ Disciplined approach (~2% of Adjusted net sales) ‒ Investments made to expand and update production capacity and to improve productivity of operations ■Working capital ‒ Focus on across the board improvements through ABS

26 2017 Financial Outlook Summary Electrical Raceway Segment Consolidated Atkore Mechanical Products & Solutions Segment Prior Outlook Updated Outlook Volume (2) to 2% ~(4)% Adjusted EBITDA* $182 - $190mm $177 - $182mm Volume (4) to 0% ~(9)% Adjusted EBITDA* $80 - $85mm $70 - $76mm Adjusted EBITDA* $235 - $245mm $220 - $228mm Adjusted EPS* $1.55 - $1.65 $1.37 - $1.45 Capital Expenditures $25 - $28mm ~$25mm Interest Expense $27mm $27mm Tax Rate 33% 33% Diluted Shares** 67 67 * Reconciliation of the forward-looking full-year 2017 outlook for Adjusted EBITDA and Adjusted EPS is not being provided as the Company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such reconciliation. ** Represents weighted-average shares outstanding in millions used in calculation of Adjusted EPS guidance. 2017 Adjusted EBITDA is impacted year over year by 1 less working week vs. 2016 (~$5mm) and high 2016 solar comparison (~$13mm)

Appendix

28 Summary historical financial information Note: Numbers in each column may not sum to their respective reported figures due to rounding. 1 Based on Adjusted net sales. Fiscal year ended LTM ($mm) Sept. 26, 2014 Sept. 25, 2015 Sept. 30, 2016 Jun. 24, 2016 Jun. 30, 2017 Net sales $1,703 $1,729 $1,523 $1,545 $1,524 Memo: Adjusted net sales 1,510 1,551 1,516 1,496 1,524 Cost of sales 1,476 1,456 1,155 1,198 1,158 Gross profit $227 $273 $369 $347 $366 % margin 13.3% 15.7% 24.2% 22.4% 24.0% SG&A 181 186 219 218 195 % of net sales 10.6% 10.7% 14.4% 14.1% 12.8% Intangibles amortization expense 21 22 22 23 22 Asset impairment charges 44 28 0 28 0 Interest expense, net 44 45 42 42 32 Loss (gain) on extinguishment of debt 44 – (2) (2) 10 Income tax expense (benefit) (33) (3) 28 21 33 Net income (loss) ($74) ($5) $59 $16 $79 Adjusted EBITDA $127 $164 $235 $228 $229 % margin 1 8.4% 10.6% 15.5% 15.2% 15.0% Capital expenditures 24 27 17 20 19 Operating cash flow $86 $141 $157 $196 $137

29 Adjusted net sales reconciliation Note: Numbers in each column may not sum to their respective reported Adjusted net sales figures due to rounding. Consolidated Atkore Fiscal year ended LTM ($mm) Sept. 26, 2014 Sept. 25, 2015 Sept. 30, 2016 24-Jun-16 30-Jun-17 Net sales $1,703 $1,729 $1,523 $1,545 $1,524 Impact of Fence and Sprinkler exit (193) (179) (8) (49) – Adjusted net sales $1,510 $1,551 $1,516 $1,496 $1,524 Mechanical Products & Solutions Fiscal year ended LTM ($mm) Sept. 26, 2014 Sept. 25, 2015 Sept. 30, 2016 June 24, 2016 June 30, 2017 Net sales $736 $725 $537 $577 $512 Impact of Fence and Sprinkler exit (193) (179) (8) (49) – Adjusted net sales $543 $546 $529 $528 $512

30 Adjusted EBITDA reconciliation – annual A B C D E F G H Note: Numbers in each column may not sum to their respective reported Adjusted EBITDA figures due to rounding. 1 Includes the predecessor period from September 25, 2010 through December 22, 2010 and the successor period from December 23. 2010 through September 30, 2011. J I Fiscal year ended ($mm) Sept. 30, 20111 Sept. 28, 2012 Sept. 27, 2013 Sept. 26, 2014 Sept. 25, 2015 Sept. 30, 2016 Net income (loss) ($38) $2 ($61) ($74) ($5) $59 Loss from discontinued operations, net of tax 6 5 43 - - - Depreciation and amortization 12 39 48 59 60 55 (Gain) / loss on extinguishment of debt - - - 44 - (2) Interest expense, net 49 50 48 44 45 42 Income tax expense (benefit) (9) (3) (3) (33) (3) 28 Restructuring and impairments 1 13 11 47 33 4 Net periodic pension benefit cost 2 3 3 1 1 0 Stock-based compensation 1 1 2 8 14 21 ABF product liability impact 1 3 1 3 (0) 1 Consulting fees 6 6 6 5 4 15 Multi-employer pension withdrawal - - 7 - - - Legal settlements - - - - - 1 Transaction costs 17 1 2 5 6 8 Other 32 8 8 13 14 1 Impact of Fence and Sprinkler (6) (3) (4) 5 (3) 1 Adjusted EBITDA $74 $125 $112 $127 $164 $235

Adjusted EBITDA reconciliation – quarterly

														LTM	
($mm)	Sep. 26, 2014	Dec. 25, 2014	Mar. 27, 2015	Jun. 26, 2015	Sep. 25, 2015	Dec. 25, 2015	Mar. 25, 2016	Jun. 24, 2016	Sep. 30, 2016	Dec. 30, 2016	Mar. 31, 2017	Jun. 30, 2017	Jun. 26, 2015	Jun. 24, 2016	Jun. 30, 2017
Net sales	454	426	433	432	438	358	353	396	416	338	373	398	1,746	1,545	1,524
Impact of Fence & Sprinkler	(48)	(46)	(46)	(45)	(41)	(8)	–	–	–	–	–	–	(185)	(49)	–
Adj net sales	**$406**	**$380**	**$387**	**$387**	**$396**	**$351**	**$353**	**$396**	**$416**	**$338**	**$373**	**$398**	**$1,560**	**$1,496**	**$1,524**
Net income (loss)	($37)	($3)	$6	$19	($27)	$9	$14	$21	$16	$17	$19	$27	($15)	$16	$79
Depreciation and amort.	15	15	14	14	16	13	13	13	15	14	13	13	58	56	55
(Gain) / loss on ext. of debt	–	–	–	–	–	–	(2)	–	–	10	–	–	–	(2)	10
Interest expense, net	11	11	11	11	11	10	11	10	11	10	5	6	45	42	32
Income tax expense (benefit)	(17)	(0)	3	(3)	(3)	5	9	11	4	6	12	11	(17)	21	33
A Restructuring and impairments	46	0	0	0	32	1	1	0	2	0	0	(0)	46	34	2
B Net periodic pension benefit cost	0	0	0	0	0	0	0	0	0	–	–	–	1	0	0
C Stock-based compensation	6	1	0	1	11	2	10	5	4	3	4	3	9	28	14
D ABF product liability impact	1	1	1	1	(2)	0	0	0	0	–	–	–	3	(1)	0
E Consulting fees	1	1	1	1	1	1	1	14	–	–	–	–	4	16	–
G Legal matters	–	–	–	–	–	–	–	1	0	–	8	–	–	1	8
H Transaction costs	1	1	1	3	2	1	3	2	2	2	0	1	5	7	5
I Other	6	1	0	3	10	6	(1)	(10)	7	(11)	0	0	10	4	(3)
J Impact of Fence and Sprinkler	4	(0)	(2)	(3)	2	1	–	–	–	–	–	–	(1)	3	–
K Gain on sale of JV	–	–	–	–	–	–	–	–	–	–	(6)	–	–	–	(6)
Adjusted EBITDA	**$37**	**$27**	**$36**	**$47**	**$54**	**$48**	**$58**	**$67**	**$61**	**$50**	**$56**	**$62**	**$147**	**$228**	**$229**

Note: Numbers in each column may not sum to their respective reported Adjusted EBITDA figures due to rounding.

31

atkore INTERNATIONAL

32 Adjusted EBITDA reconciliation (cont’d) Restructuring amounts represent exit or disposal costs including termination benefits and facility closure costs. Impairment amounts represent write-downs of goodwill, intangible assets and/or long-lived assets Represents pension costs in excess of cash funding for pension obligations in the period. Beginning in FY 2017, the Company has not adjusted for net pension benefit costs due to the relative insignificance and nature of these amounts Represents stock-based compensation expenses related to options awards, performance stock units and restricted stock units Represents changes in our estimated exposure to ABF matters. Beginning in FY 2017, the Company has not adjusted for ABF matters due to the relative insignificance and nature of these amounts Represents amounts paid to CD&R and, until April 9, 2014, to Tyco Represents our proportional share of a multi-employer pension liability from which we withdrew in fiscal 2013 Represents gain (loss) recognized or expected to be recognized in litigation settlements Represents expenses related to our IPO, secondary offerings and acquisition and divestiture-related activities Represents other items, such as lower-of-cost-or-market inventory adjustments, release of indemnified uncertain tax positions and the impact of foreign exchange gains or losses related to our divestiture in Brazil Represents historical performance of Fence and Sprinkler and related operating costs Gain on sale of minority ownership share in Abahsain-Cope Saudi Arabia Ltd when transfer was completed A B C D E F G H I J K

33 Segment information Fiscal year ended September 30, 2016 September 25, 2015 ($mm) Net sales Impact of Fence & Sprinkler exit Adjusted net sales Adjusted EBITDA Adjusted EBITDA margin Net sales Impact of Fence & Sprinkler exit Adjusted net sales Adjusted EBITDA Adjusted EBITDA margin Electrical Raceway $988 – $988 $175 17.7% $1,006 – $1,006 $107 10.6% Mechanical Products & Solutions 537 (8) 529 89 16.7% 725 (179) 546 80 14.6% Eliminations (2) – (2) (1) – (1) Consolidated operations $1,523 ($8) $1,516 $1,729 ($179) $1,551 LTM June 30, 2017 June 24, 2016 ($mm) Net sales Adjusted EBITDA Adjusted EBITDA margin Net sales Impact of Fence & Sprinkler exit Adjusted net sales Adjusted EBITDA Adjusted EBITDA margin Electrical Raceway $1,014 $179 17.7% $969 – $969 $162 16.7% Mechanical Products & Solutions 512 78 15.2% 577 (49) 528 91 17.3% Eliminations (1) (2) – (2) Consolidated operations $1,525 $1,545 ($49) $1,496

34 Segment Information Three Months Ended June 30, 2017 June 24, 2016 (in thousands) Net sales Adjusted EBITDA Adjusted EBITDA Margin Net sales Adjusted EBITDA Adjusted EBITDA Margin Electrical Raceway $ 266,275 $ 48,026 18.0% $ 259,826 $ 52,438 20.2% Mechanical Products & Solutions 131,679 $ 18,986 14.4% 136,482 $ 23,024 16.9% Eliminations (209) (584) Consolidated operations $ 397,745 $ 395,724

35 Adjusted earnings per share reconciliation Consolidated Atkore International Group Inc. Three Months Ended Nine months ended (in thousands, except per share data) June 30, 2017 June 24, 2016(b) June 30, 2017 June 24, 2016 (b) Net income $ 27,465 $ 20,645 $ 63,782 $ 43,224 Stock-based compensation 3,064 4,854 9,368 16,897 Consulting fee — 13,675 — 15,425 Loss (gain) on extinguishment of debt — — 9,805 (1,661) Gain on sale of joint venture — — (5,774) — Impact of Fence and Sprinkler exit — — — 811 Legal matters — 1,300 7,501 1,300 Other (a) 177 (10,055) (10,306) (5,842) Pre-tax adjustments to net income 3,241 9,774 10,594 26,930 Tax effect (1,160) (3,284) (3,188) (9,426) Adjusted net income $ 29,546 $ 27,135 $ 71,188 $ 60,728 Weighted-Average Common Shares Outstanding Basic 63,817 62,492 63,239 62,491 Diluted 66,939 62,492 66,613 62,491 Net income per share Basic $ 0.43 $ 0.33 $ 1.01 $ 0.69 Diluted $ 0.41 $ 0.33 $ 0.96 $ 0.69 Adjusted Net income per share Basic $ 0.46 $ 0.43 $ 1.13 $ 0.97 Diluted $ 0.44 $ 0.43 $ 1.07 $ 0.97 (a) Represents other items, such as lower-of-cost-or-market inventory adjustments, realized or unrealized gain (loss) on foreign currency transactions and release of certain indemnified uncertain tax positions. (b) Prior year amounts have been revised for consistency to reflect the Company's election to treat all unusual legal matters and gains/losses on extinguishment of debt as an add-back to both Adjusted EBITDA and Adjusted Net Income.

36 Net Income to Adjusted EBITDA reconciliation Consolidated Atkore International Group Inc. Three Months Ended Nine months ended (in thousands) June 30, 2017 June 24, 2016 June 30, 2017 June 24, 2016 Net income $ 27,465 $ 20,645 $ 63,782 $ 43,224 Interest expense, net 5,811 10,169 20,872 30,617 Income tax expense 11,431 10,749 29,313 24,093 Depreciation and amortization 13,341 13,322 40,242 40,064 Loss (gain) on extinguishment of debt — — 9,805 (1,661) Restructuring & impairments (101) 326 700 2,395 Net periodic pension benefit cost — 110 — 330 Stock-based compensation 3,064 4,854 9,368 16,897 ABF product liability impact — 212 — 637 Consulting fee — 13,675 — 15,425 Legal matters — 1,300 7,501 1,300 Transaction costs 845 1,917 2,543 5,348 Gain on sale of joint venture — — (5,774) — Other (a) 177 (10,055) (10,306) (5,842) Impact of Fence and Sprinkler exit — — — 811 Adjusted EBITDA $ 62,033 $ 67,224 $ 168,046 $ 173,638 (a) Represents other items, such as lower-of-cost-or-market inventory adjustments, realized or unrealized gain (loss) on foreign currency transactions and release of certain indemnified uncertain tax positions.

37 Net debt / Adjusted EBITDA reconciliation Consolidated Atkore International Group Inc. ($ in thousands) June 30, 2017 September 30, 2016 September 25, 2015 September 26, 2014 Short-term debt and current maturities of long-term debt $ 4,215 $ 1,267 $ 2,864 $ 42,887 Long-term debt 487,921 629,046 649,344 649,980 Total debt 492,136 630,313 652,208 692,867 Less cash and cash equivalents 96,200 200,279 80,598 33,360 Net debt $ 395,936 $ 430,034 $ 571,610 $ 659,507 TTM Adjusted EBITDA $ 229,410 $ 235,002 $ 163,949 $ 126,597 Total debt/TTM Adjusted EBITDA 2.1 x 2.7 x 4.0 x 5.5 x Net debt/TTM Adjusted EBITDA 1.7 x 1.8 x 3.5 x 5.2 x